Putnam
Managed
Municipal
Income Trust

ANNUAL REPORT
October 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "While the October flight to safety helped boost the value of higher-quality bonds, ongoing strength in the economy suggests that the narrow yield spread between higher-and lower-quality bonds is likely to continue for the foreseeable future."

                                -- Richard P. Wyke, manager

                                   Putnam Managed Municipal Income Trust

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

21 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Against a backdrop of lingering concerns about the economy, interest rates, and renewed inflation, the municipal bond market maintained a semblance of stability during the 12 months ended October 31, 1997.

Recognizing the fragility of this generally positive environment, Richard Wyke pursued a slightly defensive policy in managing Putnam Managed Municipal Income Trust during the period, which encompassed the fund's 1997 fiscal year.

As he looks toward the months immediately ahead, Rick sees little reason to waver from this course. In the report that follows, he provides more details about the fiscal year just ended and provides some insights into what he believes is in store for fiscal 1998.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 17, 1997



Report from the Fund Manager
Richard P. Wyke

During the past 12 months, the municipal bond market generally fluctuated in a narrow range -- anchored by strong investor demand and a historically low default rate on the one hand and solid economic growth, which is raising fears of inflation, on the other. Without a clear investor bias in either direction, Putnam Managed Municipal Income Trust maintained a slightly defensive portfolio structure, enabling it to produce total returns of 8.18% at net asset value and 16.01% at market price for the fiscal year ended October 31, 1997. Complete performance details begin on page 9.

* STRONG ECONOMY WARRANTS DEFENSIVE TONE

Although an atmosphere of low volatility and narrow trading ranges characterized the fixed-income markets for much of the 12-month period, the last week of October changed all that. The Pacific Rim crisis and worldwide equity market correction sparked enormous day-to-day volatility in the stock and bond markets, and their influence has certainly been felt in the municipal bond markets.

For much of the year, these markets enjoyed relative stability, stemming from an ongoing tug of war between high economic growth (negative for the bond market) and favorable low inflation (positive for the bond market). Due to the low interest-rate environment, we've seen many new issues and refunding issues come to market and the overabundant supply has held bond prices back. The October correction in worldwide equity markets, however, resulted in an explosive rally for bonds, as investors exhibited a flight-to-safety mentality. Since then, municipal bond yields have become extremely attractive relative to taxable Treasuries and we have been taking full advantage of the resulting opportunity.

* BARBELL STRATEGY PROVIDING INCOME AND RELATIVE STABILITY

Building high coupon income and maintaining a stable net asset value remain top priorities for your fund. Accordingly we are keeping the portfolio in a barbell configuration relative to quality with holdings concentrated at both the higher-quality (lower-yielding) and high-yielding (lower-quality) ends of the municipal market. The effect is to reduce the portion of the fund's portfolio potentially subject to a widening of the currently narrow quality spreads. Just over 36% of portfolio holdings are securities of the highest credit quality of Aaa, while approximately 49% of the holdings are invested in bonds rated Baa or below. This translates into an average quality rating of A.

During the period, the gap between yields of lower-rated versus higher-rated securities narrowed dramatically. When interest rates are low and bond investors' confidence level is strong, investors are often more comfortable with a higher-risk investment such as lower-rated higher-yielding bonds. As a result, lower-quality bonds outperformed higher-quality bonds for much of the period, rewarding investors for taking on extra credit risk. While we are taking profits on selected lower-rated bonds as their valuations peak, we would expect the tighter spreads to continue as long as economic growth remains strong.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health Care                29.0%

Utilities                  21.1%

Transportation             19.3%

Housing                     5.8%

Education                   5.0%

Footnote reads:
*Based on net assets as of 10/31/97. Holdings will vary over time.


* HEALTH CARE, UTILITIES, TRANSPORTATION REMAIN TOP SECTORS

Very little has changed with regard to the fund's sector allocation. Health care, utilities, and transportation were the portfolio's top three sectors on October 31, 1997 -- just as they were last year. However, in each sector of the portfolio, we sought to add securities that we believed were undervalued or whose issuers were in turnaround situations while taking profits on those that had undergone marked appreciation.

In an era of cost cutting and reform, the health-care industry was besieged with consolidations between nonprofit and for-profit institutions during much of the year. However, the Justice Department's recent investigation of Columbia Healthcare, an active buyer of hospitals, has slowed acquisition activity -- thereby eliminating a valuable catalyst for credit upgrades. Nevertheless, new issuance in this sector has been low, providing a natural price support for existing bonds. Your fund's position has benefited from this trend, appreciating substantially while continuing to provide attractive levels of income.

Investor-owned and municipal utility bonds have always played a significant role in the fund's income strategy, and this is evidenced by the fact that some of the portfolio's highest-yielding bonds hail from this sector. Public utility bonds are a type of revenue bond that is self-funding; that is, user fees that are paid for water, electricity, gas, and sewer services become the source of the bonds' payment to investors. Since the issuers have the ability to set user fees, income from these bonds is relatively stable and they carry a lower risk of default than other types of municipal bonds. The economic health and potential growth of the service area are important variables when evaluating the credit risk of public utility bond issuers.

The transportation sector is mainly composed of airline and airport bonds. This industry is benefiting from years of cost cutting and industry consolidation, which has created healthier, more stable airline companies. Furthermore, a strong economy coupled with steady capacity and strong consumer demand is also boosting profits. Such positive fundamentals resulted in several upgrades for your fund -- including Delta Airlines bonds, which Standard & Poor's moved from a credit rating of BB to an investment-grade rating of BBB. Denver International Airport bonds, perennial favorites, show improving fundamentals. With the increase of traffic on the airlines have come increased fees and cash flow from airport operations and associated facilities such as restaurants, parking, hotels, and retail outlets.



[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A           -  8.0%
Aa          -  4.1%
VMIGI       -  1.5%
Aaa         - 36.7%
Ba          - 10.2%
B and under - 10.7%
Baa         - 28.8%

Footnote reads:
As a percentage of market value as of 10/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary overtime.


The resource recovery sector has been under pressure for some time, being negatively impacted by declining prices of recycled pulp. Bonds for de-inked pulp projects, which finance efforts to recycle office paper, have been particularly hard hit. Ponderosa Pennsylvania project and Bluewater Michigan Project, two of the fund's holdings in this area which amount to less than 1% of total net assets, fell into default in July. We took advantage of some recent buyer interest and sold these bonds in September. We continue to monitor this industry in anticipation of an eventual turnaround.

* OUTLOOK: SEEKING OPPORTUNITY IN VOLATILITY

Once the worldwide equity markets settle down -- which may take a few months -- we expect to return to a more typical municipal bond market. For the time being though, it appears that most markets have lost sight of the fundamental economic reasons that typically cause extreme reactions. We realize that volatility can be very unsettling for investors, but as professional money mangers, we can take advantage of short-term distortions and use them to improve the fund's return over time.

In the coming months, we expect strong, steady economic growth combined with relatively low inflationary pressure. However, we will keep a vigilant eye on the economy and continue to rely on in-depth research to evaluate new and existing holdings.

RECENTLY APPROVED PROPOSAL

The Trustees of the fund have recently approved a proposal to increase the investment flexibility of the fund to allow a small portion (10% of assets) to be invested in the lowest rating categories, including securities rated as low as D that may be in default. Although such distressed securities may involve additional credit risk, they can contribute over time to both the yield and total return of the fund.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Managed Municipal Income Trust is designed for investors seeking high current income free from federal income tax through a diversified portfolio of tax-exempt securities.

TOTAL RETURN FOR PERIODS ENDED 10/31/97

                                            Lehman Brothers
                                    Market     Municipal      Consumer
                              NAV   price     Bond Index     Price Index
------------------------------------------------------------------------------
 1 year                       8.18%  16.01%       8.50%         2.08%
------------------------------------------------------------------------------
 5 years                     49.17   75.44       43.76         13.96

 Annual average               8.33   11.90        7.53          2.65
------------------------------------------------------------------------------
 Life of fund (2/24/89)     111.22  132.67      100.95         32.89

 Annual average               9.00   10.22        8.38          3.33
------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/97
------------------------------------------------------------------------------
 Distributions (common shares)
------------------------------------------------------------------------------
 Number                                   12
------------------------------------------------------------------------------
 Income                                 $0.762
------------------------------------------------------------------------------
 Capital gains1                           --
------------------------------------------------------------------------------
    Total                               $0.762
------------------------------------------------------------------------------
 Preferred shares         Series A     Series B     Series C
                        (550 shares) (550 shares) (650 shares)
------------------------------------------------------------------------------
 Income                  $3,579.91    $3,628.53     $3,613.73
------------------------------------------------------------------------------
    Total                $3,579.91    $3,628.53     $3,613.73
------------------------------------------------------------------------------
 Share value
 (common shares) :                 NAV       Market price
------------------------------------------------------------------------------
 10/31/96                         $9.85         $10.875
------------------------------------------------------------------------------
 10/31/97                          9.92          11.750
------------------------------------------------------------------------------
 Current return
 (common shares):                  NAV       Market price
------------------------------------------------------------------------------
 Current dividend rate2            7.68%           6.49%
------------------------------------------------------------------------------
 Taxable equivalent3              12.72           10.75
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or Market price at end of period.

3Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 9/30/97
(most recent calendar quarter)

                                     Market
                              NAV    Price
------------------------------------------------------------------------------
 1 year                       8.79%  16.22%
------------------------------------------------------------------------------
 5 years                     45.43   63.45
 Annual average               7.78   10.33
------------------------------------------------------------------------------
 Life of fund (2/24/89)     109.81  128.89
 Annual average               9.00   10.11
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index* is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended October 31, 1997

To the Trustees and Shareholders of
Putnam Managed Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust, including the portfolio of investments owned, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed Municipal Income Trust as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 9, 1997




Portfolio of investments owned
October 31, 1997

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FSA         -- Financial Security Assurance
GNMA Coll.  -- Government National Mortgage Association Collateralized
G.O. Bonds  -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.4%) *
PRINCIPAL AMOUNT                                                              RATINGs**                VALUE

Alabama (0.7%)
------------------------------------------------------------------------------------------------------------
     $4,000,000  Baldwin Cnty., Eastern Shore Hlth. Care
                   Auth. Hosp. Rev. Bonds (Thomas Hospital),
                   6 3/4s, 4/1/21                                              Baa                $4,310,000

Arizona (3.7%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Central AZ Wtr. Consv. Dist. Contract
                   Rev. Bonds (Central AZ), Ser. A,
                   5 1/2s, 11/1/08                                             AA                  5,356,250
      4,000,000  Coconino Cnty., Poll. Control Corp. Rev. Bonds
                   (Tuscon/Navajo Elec. Pwr.), Ser. A,
                   7 1/8s, 10/1/32                                             B                   4,410,000
      6,036,588  Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                   (American West Airlines), Ser. A 95-1, 8.3s,
                   1/1/06                                                      B+/P                6,069,548
      4,300,000  Pima Cnty., Indl. Dev. Auth. VRDN (Tucson
                   Elec. Pwr. Ivington), Ser. A, 3.70s, 10/1/22
                   (Societe Gernerale LOC)                                     VMIGI               4,300,000
      2,750,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                   (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                   A                   3,100,625
                                                                                              --------------
                                                                                                  23,236,423

Arkansas (0.8%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Northwest Regl. Apt. Auth. Apt. Rev. Bonds,
                   7 5/8s, 2/1/27                                              B/P                 5,337,500

California (16.7%)
------------------------------------------------------------------------------------------------------------
     14,000,000  CA Hlth. Fac. Auth. Rev. Bonds (Catholic
                   Healthcare West), Ser. B, AMBAC,
                   5.293s, 7/1/17                                              Aaa                13,965,000
                 CA State G.O. Bonds
      5,000,000    6.6s, 2/1/09                                                A                   5,806,250
      5,000,000    MBIA, 5 1/2s, 4/1/12                                        Aaa                 5,262,500
      1,900,000  CA State Econ. Dev. Fin. Auth. Indl. VRDN
                   (Volk Enterprises), 3.40s, 6/1/21                           A-1                 1,900,000
      6,660,000  CA State Wtr. Dept. Resources Rev. Bonds
                   (Central Valley), Ser. O, 5s, 12/1/22                       Aa                  6,360,300
      4,000,000  Contra Costa Wtr. Dist. Rev. Bonds, Ser. G,
                   MBIA, 5s, 10/1/24                                           Aaa                 3,820,000
      3,000,000  Contra Costa, Trans. Auth. Sales Tax
                   Rev. Bonds, Ser. A, FGIC, 6s, 3/1/09                        Aaa                 3,326,250
                 Corona, COP
      2,775,000    (Vista Hosp. Syst. Inc.), Ser. B, 9 1/2s, 7/1/20            B/P                 3,225,938
      5,000,000    (Vista Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11            B/P                 5,581,250
      2,000,000  Indio, Multi-Fam. VRDN (Carreon),
                   Ser. A, 3.45s, 8/1/26                                       A-1                 2,000,000
                 Kern High School Dist. G.O. Bonds, Ser. A
      3,825,000    MBIA, 6 1/2s, 8/1/14                                        Aaa                 4,432,219
      3,840,000    MBIA, 6 1/2s, 2/1/14                                        Aaa                 4,449,600
      3,500,000  San Bernardino Cnty., IF COP (PA-100-
                   Med. Ctr. Fin.), MBIA, 8.10959s, 8/1/28
                   (acquired 6/27/95 cost $3,777,340) [DBL. DAGGER]            AAA/P               4,589,375
      3,000,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.),
                    8 3/8s, 7/1/29                                             B/P                 3,142,500
      8,750,000  Santa Clara Cnty. Fin. Auth. Lease
                   Rev. Bonds (Vmc. Fac. Replacement),
                   Ser. A, AMBAC, 6 3/4s, 11/15/20                             Aaa                10,139,063
      1,800,000  Stockton, Multi-Fam. Hsg. VRDN (Mariners
                   Pointe Assoc.), Ser. A, 3.45s, 9/1/18                       A-1                 1,800,000
     15,000,000  U. of CA Rev. Bonds (UCSD Med. Ctr.
                   Satellite Med. Fac.), 7.9s, 12/1/19                         BBB/P              16,125,000
      7,500,000  Valley Hlth. Syst. Hosp. Rev. Bonds,
                   6 1/2s, 5/15/25                                             BBB                 7,950,000
      1,600,000  Vista, Multi-Fam. Hsg. VRDN 3.45s, 5/1/05                     A-1                 1,600,000
                                                                                              --------------
                                                                                                 105,475,245

Colorado (3.6%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Colorado Edl. Fac. Auth. Rev. Bonds
                   (Ocean Journey, Inc.), 8.3s, 12/1/17                        B+/P                5,556,250
                 Denver, City & Cnty. Arpt. Rev. Bonds
      2,940,000    Ser. A, 8 3/4s, 11/15/23                                    Baa                 3,454,500
      1,060,000    Ser. A, Prerefunded 8 3/4s, 11/15/23                        Baa                 1,248,150
      7,040,000    Ser. A, MBIA, 8 1/2s, 11/15/23                              Aaa                 7,999,200
      1,775,000    Ser. A, 7 3/4s, 11/15/21                                    Baa                 1,988,000
      1,050,000    Ser. D, 7 3/4s, 11/15/13                                    Baa                 1,307,250
                 Denver, City & Cnty. Arpt. Rev. Bonds,
                   Prerefunded, Ser. A
        605,000    MBIA, 8 1/2s, 11/15/23                                      Aaa                   686,675
        465,000    7 3/4s, 11/15/21                                            Baa                   529,519
                                                                                              --------------
                                                                                                  22,769,544

Connecticut (0.7%)
------------------------------------------------------------------------------------------------------------
      4,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (Norwalk Health Care Inc.), Ser. A, 8.7s, 7/1/22            BB-/P               4,530,000

Florida (4.1%)
------------------------------------------------------------------------------------------------------------
      3,210,000  Escambia Cnty., Poll. Control Rev. Bonds
                   (Champion Intl. Corp.), 6.9s, 8/1/22                        Baa                 3,559,088
      5,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                   (FL Crushed Stone Co.), 8 1/2s, 12/1/14                     B+/P                5,756,250
      9,150,000  Lee Cnty., Board of Directors Hosp. IFB
                   (Lee Memorial Hosp.), MBIA, 8.548s, 3/26/20                 Aaa                10,556,813
                 Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (Orlando Regl. Hlthcare)
      2,000,000    MBIA, 6 1/4s, 10/1/18                                       Aaa                 2,257,500
      2,170,000    MBIA, 6 1/4s, 10/1/11                                       Aaa                 2,460,238
      1,430,000  Pinellas Cnty. Hlth. Fac. Auth. Sun. Coast
                   Hlth. Syst. Rev. Bonds (Sun. Coast Hosp.),
                   Ser. A, 8 1/2s, 3/1/20                                      BB                  1,531,888
                                                                                              --------------
                                                                                                  26,121,777

Georgia (4.3%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Atlanta, Arpt. Fac. Rev. Bonds, AMBAC,
                   5 1/4s, 1/1/10                                              Aaa                 2,052,500
      1,505,000  Atlanta, Special Purpose Fac. Rev. Bonds
                   (Delta Air Lines, Inc.), Ser. B, 7.9s, 12/1/18              BBB                 1,619,756
      7,000,000  GA Muni. Elec. Auth. Rev. Bonds Special
                   Obligation (Fifth Crossover) Ser., AMBAC,
                   6.4s, 1/1/13                                                Aaa                 8,006,250
      6,250,000  GA Muni. Elec. Auth. Pwr. Rev. Bonds, Ser. Z,
                   AMBAC, 5 1/2s, 1/1/12                                       Aaa                 6,578,125
      3,250,000  Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Kawneer Co. Inc.), Ser. 1984, 9 1/2s, 6/1/15               A                   3,538,438
      3,180,000  Savannah, Hosp. Rev. Bonds (Chandler
                   Hosp.), 7s, 1/1/11                                          Ba                  3,382,725
      1,900,000  Savannah, Hosp. Auth. Rev. Bonds (Candler
                   Hosp.), 7s, 1/1/23                                          Ba                  2,016,375
                                                                                              --------------
                                                                                                  27,194,169

Hawaii (0.4%)
------------------------------------------------------------------------------------------------------------
      2,250,000  HI State G.O. Bonds, Ser. CL, 6s, 3/1/11                      AA                  2,458,125

Illinois (3.6%)
------------------------------------------------------------------------------------------------------------
                 Chicago, O'Hare Intl. Arpt. Special
                   Fac. Rev. Bonds
      5,263,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18             Baa                 5,953,769
      3,155,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18           Baa                 3,561,206
      1,800,000    (United Air Lines, Inc.), Ser. 84B, 8.85s, 5/1/18           BBB                 2,031,750
      3,000,000    (American Airlines Inc.), 8.2s, 12/1/24                     Baa                 3,622,500
      5,000,000    (American Airlines, Inc.), Ser. A, 7 7/8s, 11/1/25          Baa                 5,518,750
      2,500,000  IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                   (Regency Park-Lincolnwood), Ser. A,
                   10 1/4s, 4/15/19 (In default) +                             D/P                 1,800,000
                                                                                              --------------
                                                                                                  22,487,975
Indiana (1.6%)
------------------------------------------------------------------------------------------------------------
      9,300,000  Indianapolis Indl. Arpt. Auth. Special Fac.
                   Rev. Bonds (Federal Express Corp.),
                   7.1s, 1/15/17                                               BBB                10,369,500

Iowa (1.1%)
------------------------------------------------------------------------------------------------------------
                 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                   (Care Initiatives)
      3,000,000    9 1/4s, 7/1/25                                              BB/P                3,997,500
      2,350,000    9.15s, 7/1/09                                               BB/P                3,060,875
                                                                                              --------------
                                                                                                   7,058,375

Kansas (3.0%)
------------------------------------------------------------------------------------------------------------
      7,500,000  Burlington, Poll. Control IFB (KS Gas & Electric),
                   Ser. 91-4, MBIA, 9.816s, 6/1/31 (acquired
                   12/17/91 cost $7,800,000) [DBL. DAGGER]                     Aaa                 9,037,500
      8,400,000  Witchita, Hosp. IFB, Ser. 111-A, MBIA,
                   8.852s, 10/1/17                                             Aaa                 9,786,000
                                                                                              --------------
                                                                                                  18,823,500

Kentucky (0.5%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Kenton Cnty., Arpt. Board Special Fac.
                   Rev. Bonds (Delta Air Lines, Inc.), Ser. A,
                   7 1/2s, 2/1/20                                              Baa                 2,217,500
      1,000,000  Scott Cnty. Indl. Dev. Rev. Bonds (Hoover
                   Group Inc.), 8 1/2s, 11/1/14                                Ba                  1,071,250
                                                                                              --------------
                                                                                                   3,288,750

Louisiana (3.6%)
------------------------------------------------------------------------------------------------------------
     12,500,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                   Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                 Baa                14,281,250
      5,050,000  St. James Parish, Solid Waste Disp. Rev. Bonds
                   (Kaiser Aluminum), 8s, 12/1/24                              Ba                  5,435,063
      2,750,000  W. Feliciana Parish Poll. Control Rev. Bonds
                   (Gulf States Util.), Ser. C, 7s, 11/1/15                    Ba                  3,021,563
                                                                                              --------------
                                                                                                  22,737,876

Maryland (0.7%)
------------------------------------------------------------------------------------------------------------
      4,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
                   (Doctors Cmnty. Hosp.), 8 3/4s, 7/1/12                      AAA                 4,535,000

Massachusetts (5.1%)
------------------------------------------------------------------------------------------------------------
                 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
      2,000,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                         Ba                  2,069,860
      4,000,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                   7 7/8s, 8/15/24                                             BB/P                4,395,000
      1,010,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11            Baa                 1,061,763
      3,000,000    (New England Baptist Hosp.), Ser. B, 7.3s, 7/1/11           Baa                 3,228,750
      1,100,000    (Beth Israel Hosp.), Ser. E, 7s, 7/1/14                     A                   1,163,250
      1,185,000    (Norwood Hosp.), Ser. C, 7s, 7/1/14                         Ba                  1,242,769
      2,000,000    (Beth Israel Hosp.), Ser. E, 7s, 7/1/09                     A                   2,112,500
      3,400,000    (Sisters Providence Hlth. Syst), Ser. A,
                   6 5/8s, 11/15/22                                            Baa                 3,608,250
      5,000,000  MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                   (Southeastern MA), Ser. B, 9 1/4s, 7/1/15                   BB/P                5,687,500
                 MA State Indl. Fin. Agcy. Rev. Bonds
      2,000,000    (Orchard Cove Inc.), 9s, 5/1/22                             AAA/P               2,425,000
      2,800,000    (Mass Tpk.), 9s, 10/1/20                                    AAA/P               3,213,000
      2,000,000    (1st Mtge. Pioneer Valley Living Ctr.), 7s, 10/1/20         B/P                 2,009,480
      1,323,784    (1st Mtge. Pioneer Valley Living Ctr.), zero%,
                   10/1/20                                                     B/P                     1,655
                                                                                              --------------
                                                                                                  32,218,777

Michigan (6.6%)
------------------------------------------------------------------------------------------------------------
      4,340,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                   Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                          BBB+/P              5,473,825
      4,780,000  Highland Park, Fin. Auth. Hosp. Fac. Rev. Bonds
                   (MI Hlth. Care Corp.), Ser. A, 9 7/8s, 12/1/19
                   (In Default) +                                              C                     860,400
      3,000,000   MI State Hosp. Fin. Auth. Adj. Rate Rev. Bonds
                   (Detroit-Macomb Hosp. Corp.), Ser. A,
                   7.4s, 6/1/13                                                BB                  3,026,370
      3,405,000  MI State Hosp. Fin. Auth. Rev. Bonds (Pontiac
                   Osteopathic Hosp.), Ser. A, 6s, 2/1/14                      Baa                 3,481,613
                 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
      6,365,000    (Env. Research), 8 1/8s, 10/1/14                            A-/P                6,961,719
      3,000,000    (Ford Motor Co.), Ser. A, 7.1s, 2/1/06                      A                   3,498,750
      8,000,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                   (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                      B/P                 8,930,000
      2,700,000  Pontiac Hosp. Fin. Auth. Rev. Bonds
                   (NOMC Obligation), 6s, 8/1/18                               Baa                 2,700,000
      6,500,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                   (Canterbury Hlth. Care), 8 3/8s, 7/1/23                     B-/P                6,500,000
                                                                                              --------------
                                                                                                  41,432,677

Minnesota (2.2%)
------------------------------------------------------------------------------------------------------------
      1,925,000  Chaska Indl. Dev. Rev. Bonds (Lifecore
                   Biomedical Inc.), 10 1/4s, 9/1/20                           BB-/P               2,206,531
      5,000,000  MN State Hsg. Fin. Agcy. Single Fam. Rev. Bonds,
                   Ser. E, 6.85s, 1/1/24                                       AA                  5,356,250
      6,000,000  St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                   (Healtheast), Ser. B, 6 5/8s, 11/1/17                       Baa                 6,337,500
                                                                                              --------------
                                                                                                  13,900,281
Mississippi (1.4%)
------------------------------------------------------------------------------------------------------------
      4,100,000  Claiborne Cnty., Rev. Bonds (Middle South
                   Energy, Inc.), Ser. A, 9 1/2s, 12/1/13                      Ba                  4,426,975
      4,000,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                   South Energy, Inc.), Ser. C, 9 7/8s, 12/1/14                Ba                  4,334,520
                                                                                              --------------
                                                                                                   8,761,495

Missouri (0.6%)
------------------------------------------------------------------------------------------------------------
      3,800,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                   (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                       BB+/P               4,037,500

Nebraska (2.3%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Gage Cnty, Indl. Dev. Rev. Bonds (Hoover
                   Group Inc.), 8 1/2s, 12/1/07                                Ba                  2,145,000
                 NE Investment Fin. Auth. Single Fam. Mtge. IFB
      1,000,000    Ser. B, GNMA Coll., 11.216s, 3/15/22                        Aaa                 1,121,250
      1,900,000    Ser. B, GNMA Coll., 9.974s, 9/15/23                         Aaa                 2,082,875
      1,850,000    GNMA Coll., 9.159s, 9/15/24                                 Aaa                 2,081,250
      2,150,000    Ser. C, 7.878s, 3/1/20                                      Aaa                 2,289,750
      4,310,000  NE Investment Fin. Auth. Single Fam. Mtge.
                   Rev. Bonds, Ser. 1, MBIA, 8 1/8s, 8/15/38                   Aaa                 4,463,608
                                                                                              --------------
                                                                                                  14,183,733

Nevada (0.7%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Clark Cnty., Indl. Dev. Rev. Bonds (NV Pwr. Co.),
                   7.8s, 6/1/20                                                Baa                 4,340,000

New Hampshire (0.4%)
------------------------------------------------------------------------------------------------------------
      2,140,000  NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                   (Alice Peck Day Memorial Hosp.),
                   9 3/8s, 11/1/20                                             BB/P                2,383,425

New Jersey (2.2%)
------------------------------------------------------------------------------------------------------------
      8,000,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                   (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20               AAA                 8,970,000
      5,000,000  NJ State Tpk. Auth. VRDN, FGIC, 3.25s, 1/1/18                 VMIGI               5,000,000
                                                                                              --------------
                                                                                                  13,970,000

New York (3.9%)
------------------------------------------------------------------------------------------------------------
                 NY City, G.O. Bonds
        560,000    Ser. F, 8 1/4s, 11/15/10                                    A                     639,800
      6,440,000    Ser. F, Rfdg., 8 1/4s, 11/15/10                             Aaa                 7,494,550
      4,925,000    Ser. D, 8s, 8/1/18 (Group C)                                A                   5,639,125
      5,000,000  NY State, Thruway Auth. Svc. Contract
                   Rev. Bonds (Hwy. & Brdg.), 6s, 4/1/07                       Baa                 5,400,000
      5,000,000  Port Auth. NY & NJ G.O. Bonds, Ser. 96,
                   FGIC, 6.6s, 10/1/23                                         Aaa                 5,512,500
                                                                                              --------------
                                                                                                  24,685,975
Ohio (4.0%)
------------------------------------------------------------------------------------------------------------
      1,950,000  Dayton, Special Fac. Rev. Bonds (Emery Air
                   Freight Corp.), Ser. A, 12 1/2s, 10/1/09                    BBB                 2,121,854
     20,000,000  OH State Air Quality Dev. Auth. Rev. Bonds
                   (Cleveland Co.), FGIC, 8s, 12/1/13                          Aaa                23,350,000
                                                                                              --------------
                                                                                                  25,471,854

Oklahoma (1.1%)
------------------------------------------------------------------------------------------------------------
      2,910,000  Oklahoma Cnty., Indl. Auth. Rev. Bonds
                   (Epworth Villa), Ser. A, 10 1/4s, 4/1/19                    AAA/P               3,193,725
      3,500,000  Tulsa Muni. Arpt. Trust Rev. Bonds (American
                   Airlines, Inc.), 7 3/8s, 12/1/20                            Baa                 3,819,375
                                                                                              --------------
                                                                                                   7,013,100

Pennsylvania (6.0%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special
                   Fac. Rev. Bonds (U.S. Air, Inc.), Ser. B,
                   8 1/2s, 3/1/21                                              B                   4,495,000
      1,240,000  Langhorne Manor Boro Higher Ed. Hlth. Auth.
                   Rev. Bonds (Lower-Bucks Hosp.), 7.35s, 7/1/22               Ba                  1,311,300
      2,370,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                   Rev. Bonds (Northwestern Corp.), Ser. A,
                   8 3/8s, 6/1/04                                              BBB/P               2,544,788
      7,250,000  PA Convention Ctr. Auth. Rev. Bonds, MBIA,
                   6.7s, 9/1/14 #                                              Aaa                 8,201,563
      7,750,000  PA Econ. Dev. Fin. Auth. Rev. Bonds (MacMillan
                   Ltd. Partnership), 7.6s, 12/1/20                            Baa                 8,931,875
      6,000,000  PA State Higher Ed. Assistance Agcy. IFB,
                   (Graduate Hlth. Syst. Oblig.),Ser. B,
                   MBIA, 10.919s, 3/1/20                                       Aaa                 6,742,500
      5,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                   Rev. Bonds (Graduate Hlth. Syst.),
                   7 1/4s, 7/1/10                                              Ba                  5,450,000
                                                                                              --------------
                                                                                                  37,677,026

South Carolina (0.9%)
------------------------------------------------------------------------------------------------------------
      5,000,000  SC State Hsg. Fin. & Dev. Auth. Multi-Fam.
                   Mtge. Rev. Bonds, 8 1/2s, 10/1/21                           BBB                 5,456,250

Tennessee (0.3%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Memphis-Shelby Cnty. Arpt. Auth.
                   Rev. Bonds (Federal Express Corp.),
                   6 3/4s, 9/1/12                                              Baa                 2,182,500

Texas (5.3%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Alliance, Arpt. Auth. Rev. Bonds (Federal
                   Express Corp.), 6 3/8s, 4/1/21                              Baa                 5,337,500
      3,000,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 7 1/2s, 12/1/29                  Baa                 3,285,000
      3,850,000  Amarillo, Hlth. Fac. Hosp. Corp. IFB (High
                   Plains Baptist Hosp.), FSA, 9.038s, 1/3/22                  Aaa                 4,523,750
                 Bell Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (Heartway Corp.)
        420,000    Ser. B, 10s, 3/1/19 (In default)+                           B/P                   105,000
      2,490,000    Ser. A, 9 1/2s, 3/1/19 (In default)+                        B/P                 2,508,675
      3,200,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                   AAA/P               3,740,000
      7,250,000  Brazos River, Poll. Control Auth. Rev. Bonds
                   (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21               Baa                 7,984,063
      5,495,000  Texas State Fin. Auth. Rev. Bonds, Ser. A,
                   5.9s, 10/1/12                                               AA                  5,783,488
                                                                                              --------------
                                                                                                  33,267,476

Utah (2.5%)
------------------------------------------------------------------------------------------------------------
     15,350,000  Intermountain Pwr. Agcy. Rev. Bonds,
                   Ser. D, AMBAC, 7 3/4s, 7/1/20                               A                  16,017,572

Virginia (1.0%)
------------------------------------------------------------------------------------------------------------
      5,400,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                   FGIC, 9.347s, 8/15/23                                       Aaa                 6,493,500

Washington (1.9%)
------------------------------------------------------------------------------------------------------------
                 WA State Pub. Pwr. Supply Syst. Rev. Bonds
      6,315,000    (Nuclear Project No. 1), Ser. A, 7 1/2s, 7/1/15             AAA                 6,780,731
      5,000,000    (Nuclear Pwr., No. 2), Ser. A, AMBAC,
                   5.6s, 7/1/09                                                Aaa                 5,256,250
                                                                                              --------------
                                                                                                  12,036,981

West Virginia (0.6%)
------------------------------------------------------------------------------------------------------------
      3,500,000  Randolph Cnty. Rev. Bonds (Davis Memorial Hosp.),
                   Ser. A, 7.65s, 11/1/21                                      Baa                 3,828,117
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $584,374,039) ***                                      $620,091,998
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $630,043,435

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available on October 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities on October 31, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

*** The aggregate identified cost on a tax basis is $584,390,855, resulting in gross unrealized appreciation and depreciation of $42,077,641 and $6,376,498, respectively, or net unrealized appreciation of $35,701,143.

+   Non-income-producing security.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held on October 31, 1997 was $13,626,875 or 2.2% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1997


The rates shown on IFB and FRN, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 1997.

The fund had the following industry group concentrations greater than 10% at October 31, 1997
(as a percentage of net assets):

     Healthcare          29.0%

     Utilities           21.1

     Transportation      19.3

The fund had the following insurance concentrations greater than 10% at October 31, 1997 as a percentage of net assets:

     MBIA                10.8%



----------------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1997
                                                                             Unrealized
                                              Aggregate Face   Expiration    Appreciation/
                                 Total  Value      Value          Date      (Depreciation)
----------------------------------------------------------------------------------------
US Treasury Bonds
20 Yr (short)                    $24,878,438    $23,611,875       Dec-97     $(1,266,563)
Muni Index Future (long)           5,482,969      5,401,891       Dec-97          81,078
----------------------------------------------------------------------------------------
                                                                             $(1,185,485)
----------------------------------------------------------------------------------------





Statement of assets and liabilities
October 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $584,374,039) (Note 1)                                                $620,091,998
---------------------------------------------------------------------------------------------------
Cash                                                                                        654,817
---------------------------------------------------------------------------------------------------
Interest receivable                                                                      12,409,608
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            1,070,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            634,226,423

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 60,000
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     2,911,569
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,098,317
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   43,218
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               11,660
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    602
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       57,622
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         4,182,988
---------------------------------------------------------------------------------------------------
Net assets                                                                             $630,043,435

Represented by
---------------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares, without par value:
8,000 shares authorized (1,750 shares issued at $100,000
per share) (Note 4)                                                                    $175,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)                 423,830,677
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                             13,905,473
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                    (17,225,189)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               34,532,474
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $630,043,435

Computation of net asset value
---------------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares                                          $175,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                              128,615
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares
-- liquidation preferences                                                             $175,128,615
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                  $454,914,820
---------------------------------------------------------------------------------------------------
Net asset value per common shares
($454,914,820 divided by 45,852,179 shares)                                                   $9.92
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1997

Tax exempt interest income:                                                            $43,762,020
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         4,253,260
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             421,984
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          29,028
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             9,674
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     35,501
--------------------------------------------------------------------------------------------------
Auditing                                                                                    57,588
--------------------------------------------------------------------------------------------------
Legal                                                                                       34,894
--------------------------------------------------------------------------------------------------
Postage                                                                                     65,348
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       41,042
--------------------------------------------------------------------------------------------------
Other                                                                                       42,185
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                     450,364
--------------------------------------------------------------------------------------------------
Total expenses                                                                           5,440,868
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (130,622)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             5,310,246
--------------------------------------------------------------------------------------------------
Net investment income                                                                   38,451,774
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (11,038,121)
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                         (1,653,066)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                  18,595,112
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  5,903,925
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $44,355,699
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                            Year ended October 31
                                                                                      --------------------------------
                                                                                          1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $38,451,774        $39,136,095
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 (12,691,187)         3,872,103
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                            18,595,112        (13,084,238)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     44,355,699         29,923,960
----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders from net
investment income                                                                        (6,313,568)        (6,326,188)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders
(excluding cumulative undeclared dividends on
Remarketed preferred shares of $128,615
and $106,169, respectively)                                                              38,042,131         23,597,772
----------------------------------------------------------------------------------------------------------------------
Distribution to common shareholders from net
investment income                                                                       (34,801,505)       (34,469,622)
----------------------------------------------------------------------------------------------------------------------
Issuance of common shares in connection
with reinvestment of distributions                                                        4,236,683          4,983,757
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                   7,477,309         (5,888,093)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       622,566,126        628,454,219
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $13,905,473 and $16,567,786, respectively)                                   $630,043,435       $622,566,126

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                                           45,450,073         44,961,926
----------------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                              402,106            488,147
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                                                 45,852,179         45,450,073
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of year                                                                               1,750              1,750
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                        Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                     $9.85           $10.08            $9.49           $10.88            $9.81
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .84              .86              .90              .94              .98
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .13             (.19)             .60            (1.37)            1.04
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .97              .67             1.50             (.43)            2.02
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.14)            (.14)            (.15)            (.11)            (.11)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.76)            (.76)            (.76)            (.76)            (.76)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --             (.09)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.90)            (.90)            (.91)            (.96)            (.95)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                                     $9.92            $9.85           $10.08            $9.49           $10.88
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                                    $11.75           $10.88           $10.63            $9.25           $11.38
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value
(common shares) (%)(a)                              16.01            10.26            24.23           (11.56)           24.84
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                      $630,043         $622,566         $628,454         $596,992         $652,660
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.21             1.24             1.20             1.23             1.22
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         7.13             7.31             7.70             9.20             8.44
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          9.63            78.92            79.71            48.40            35.16
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effects of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.(Note 2)




Notes to financial statements
October 31, 1997

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by Trustees.

B) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1997, the fund had a capital loss carryover of approximately $13,602,000 available to offset future capital gains, if any. The amount of he carryover and the expiration dates are:

                             Loss Carryover       Expiration
                             --------------       ----------
                                2,093,000       October 31, 2002
                                  321,000       October 31, 2003
                               11,188,000       October 31, 2005

F) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period for Series A and B, and a 7 day period for Series C. The applicable dividend rate for the remarketed preferred shares on October 31, 1997 was Series A 3.70%, Series B 3.67%, and Series C 3.58%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of defaulted bond interest, market discount, and realized and unrealized gain and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1997, the fund reclassified $986 to increase undistributed net investment income, with an increase to accumulated net realized loss on investments of $986. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1997, fund expenses were reduced by $130,622 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $769 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended October 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $58,082,623 and $73,042,873, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A (550) B (550) and C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1997, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 99.8% of dividends paid from net realized investment income during the fiscal year as tax exempt for federal income tax purposes.

The form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Results of October 9, 1997 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 9, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:

                              Common Shares         Preferred Shares

                                         Votes                  Votes
                          Votes for    withheld    Votes for   withheld
Jameson Adkins Baxter    41,347,022     554,616      1,053        7
Hans H. Estin            41,315,248     586,390      1,053        7
R.J. Jackson             41,338,651     562,987      1,053        7
Elizabeth T. Kennan      41,324,469     577,169      1,053        7
Lawrence J. Lasser       41,332,125     569,513      1,053        7
Donald S. Perkins        41,317,904     583,734      1,053        7
William F. Pounds        41,312,395     589,243      1,053        7
George Putnam            41,323,303     578,335      1,053        7
George Putnam, III       41,331,268     570,370      1,053        7
A.J.C. Smith             41,345,348     556,290      1,053        7
W. Nicholas Thorndike    41,347,748     553,890      1,053        7

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows:

Common Shares -- 41,140,774 votes for, and 187,600 votes against, with 573,264 abstentions and non-broker votes.

Preferred Shares -- 1,060 votes for, and 0 votes against, with 0 abstentions and non-broker votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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36856-052    12/97